UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2016

ARRIS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-37632	98-1241619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In connection with investor presentations being made on March 16, 2016, ARRIS International plc will present information regarding the company that may not have been previously available to the public, including projections. Such information is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01. The company also reconfirmed its previously issued first quarter 2016 guidance ranges for revenues and earnings per share.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Select Investor Presentation Slides dated March 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC

By:	/s/ Patrick W. Macken
Patrick W. Macken
Senior Vice President, General Counsel, and Secretary

Date: March 16, 2016